Exhibit 99.1
Committed to Enhancing Shareholder Value September 1, 2005

Forward-Looking Statements Except for historical information contained herein, the statements in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties, which may cause Pioneer's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, environmental and other permitting, other government regulation or action, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, Pioneer's ability to replace reserves, implement its business plans (including its plans to obtain the consents of the holders of certain of its Senior Notes, to complete certain asset divestments and to repurchase stock at favorable prices) or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. This Presentation does not constitute an offer of any securities for sale. Please see the Appendix to this presentation for certain definitions, reconciliations and other important information.

Committed to Enhancing Shareholder Value Strategic Initiatives Initiate $1 billion share repurchase program Pursue divestment of: Deepwater GOM Tierra del Fuego (TDF) in southern Argentina Implement plan to exit exploration in Deepwater Gulf of Mexico (GOM) Reduce exploration budget to 15% - 20% of total capital from 30% Reallocate capital to North America onshore development and extension drilling Increase hedges on eligible oil and gas production using costless collars for 2006 and 2007 Increase dividend by 20% to $0.12 per share

$1 Billion Share Repurchase Program Aggressively Repurchase Shares at Significant Discount to NAV Board authorized new $1 billion share repurchase, or ~15% of current market capitalization Plan to implement in two phases: Immediate $650 MM program targeted for year-end 2005 completion Programmed buying (10b5-1 Plan) to be utilized during scheduled blackout periods Additional $350 MM using divestiture proceeds New program follows August completion of $300 MM program authorized by Board in January 2005 Repurchased 9 MM shares since October 2004, or ~6% shares outstanding Repurchase $223 MM of bonds with high-yield covenants that may limit stock repurchases and dividends Year-end debt-to-book capitalization projected at 45% - 50% in 2005 and 30% - 35% in 2006 assuming no asset divestitures

Deepwater Gulf of Mexico Historical growth and strong returns Continued strong cash flow Attractive market valuations based on recent transactions Opportunity to reduce exploration risk and production volatility New exploration prospects in West Africa and Alaska provide more attractive alternatives Tierra del Fuego Non-operated, non-core assets Attractive expressions of interest Staff efforts refocused on remaining operated Argentine assets Time to Exit Deepwater GOM and TDF 2006 Estimated Production ~30 MBOEPD from Deepwater Gulf of Mexico ~12 MBOEPD from Tierra del Fuego 100+ MMBOE of Current Proved and Probable Reserves 90 Deepwater GOM Blocks 715,000 acres in Tierra del Fuego

Increasing North America Onshore Focus Aggressive development of multi-year, low-risk opportunities Commercialization of discoveries in Alaska Adding new conventional tight gas plays Expanding unconventional CBM plays in Rockies and Canada Bolt-on acquisitions in core areas Expanding High-Return Growth Opportunities

Expanding High-Return Growth Opportunities



Alaska
Commercialize Oooguruk and Cosmopolitan; continue exploration program focusing on nearer-term production prospects

Chinchaga
2005 drilling program unlocked 150 additional locations

Horseshoe Canyon
Increasing 2005 program from 80 to 180 wells; expect similar level in 2006

Mannville
Four horizontal CBM tests in 2H '05

Uinta / Piceance
Testing Castlegate / Columbine Springs CBM and Entrada tight gas potential in 2H '05; added over 16,000 acres YTD

Spraberry
Recently added 800 locations; increasing rig count from six in 1H '05 to 14 for 2006

Rockies
Actively pursuing significant new CBM plays

Onshore Gulf Coast
Increasing rig count from two in 1H '05 to five in 2006; targeting tight gas opportunities; added over 175,000 acres YTD

Raton
Continue aggressive pace of development; added over 15,000 acres YTD

6

North America Onshore Development Field Locations Years Inventory ~IRR @ $45 /$6.50 ~IRR @ Strip(1) % 2005 N.A. Onshore Dev. Capital Spraberry 2,800 8 25% 45% 25% Raton 2,200 7 25% 35% 25% South Texas 70 7 65% 85% 5% Horseshoe Canyon 600 4 50% 100+% 10% Accelerated Drilling Program Generates Strong Returns and Growth Strip price as of August 2005: $65 oil / $9 gas

Progressing Attractive Growth Opportunities in Africa Tunisia Doubling highly successful, low-risk exploration program in Adam Concession for 2006; evaluating gas commercialization for Adam and Anaguid discoveries Deepwater Nigeria / JDZ / Equatorial Guinea Expect to drill five to seven exploration wells from 2005 to 2007 in five blocks with 1 - 2 billion barrels of gross unrisked reserve potential South Africa Nearing sanction of South Coast Gas Project; drilling to commence in 2006 with first production in 2007 Balanced portfolio of near-term production adds and longer-term exploration upside

Other Onshore U.S. Rockies Alaska Canada Gulf of Mexico Internatonal Africa East 55 0 0 0 25 20 Other Onshore U.S. Rockies Alaska Canada Gulf of Mexico International East 80 0 0 0 0 20 Onshore N. America ~80% International ~20% Impact of Initiatives on Capital Budget Maintenance GOM Exploration Other Exploration East 70 10 20 Other Exploration Maintenance GOM Exploration Other Exploration East 80 0 20 Exploration 15% - 20% Development * 80% - 85% Development * 70% *Includes lower-risk extension drilling GOM Exploration Exploration spending to be reduced to 15% - 20% from 30% of capital budget 80% of capital spending remains focused in North America, but reallocating offshore spending to onshore projects 2005 2006 & Beyond 30% 80% GOM 25% Onshore N. America 55% International 20%

Committed to Enhancing Shareholder Value Providing immediate, low-risk returns through share repurchases Increasing net asset value per share Concentrating per share ownership in foundation assets Preserving financial strength Continuing commitment to capital discipline

Pioneer - 2006 and Beyond North American foundation assets represent ~90% of proved reserves Extensive development drilling program in core areas provides continued growth Adding extensive unconventional CBM and tight gas resource plays in North America Continue bolt-on acquisitions Several discovered resources close to project sanction South Africa Gas Oooguruk / Cosmopolitan in Alaska Tunisia oil and gas Retaining significant exploration upside West Africa Alaska Reduced risk profile after exiting Deepwater GOM More predictable production profile Lower exploration spending A Smaller, Focused Company with a Stronger Platform for Growth

Appendix

Repurchase $223 MM of bonds with high-yield covenants (highlighted in red below) which have limitations on stock repurchases and dividends if the Company's ratings are below investment grade Establish new five-year, $1.5 billion senior credit facility Year-end debt-to-book capitalization (assuming no asset divestitures) 2005: 45% - 50% 2006: 30% - 35% Maintaining Financial Flexibility A: Convertible notes assumed from EVG; if not converted prior to 12/06, Pioneer will redeem for cash at par 2005 2006 2007 2008 2009 2010 2011 2012 2028 $13 MM 9 5/8% $16 MM 7 1/2%; $194 MM 5 7/8% 2016 2021 Senior Note Maturities $32 MM 8 1/4% $350 MM 6 1/2% $250 MM 7 1/5% $527 MM 5 7/8% $100 MM 4 3/4% A

Hedging Position Through 2008

Certain Reserve & Production Information The U.S. Securities and Exchange Commission (the "SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Pioneer uses certain terms in this presentation, such as "probable reserves", "reserve potential", "exploration upside", "commercial discoveries", "exploration potential" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Pioneer.